                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]  Definitive Information Statement


                                GFY FOODS, INC.
              (Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1. Title of each class of securities to which transaction applies:
___________________________________________________________________________

2. Aggregate number of securities to which transaction applies:
___________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________

4. Proposed aggregate offering price:
___________________________________________________________________________

5. Total fee paid:
___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1. Amount previously paid:
    ____________________________________________________________________________

   2. Form, schedule, or registration statement number:
   ____________________________________________________________________________

   3. Filing party:
   ____________________________________________________________________________

   4. Date filed:
   ____________________________________________________________________________

Notes:

INFORMATION STATEMENT
Dated June 22, 2004

GFY Foods, Inc.
601 Deerfield Parkway
Buffalo Grove, Illinois 60089
(847) 353-7554

General

This information statement is being circulated to the shareholders of GFY Foods, Inc., a Nevada corporation ("GFY"), to the holders of record at the close of business on July 2, 2004 ("Record Date"), of GFY's outstanding common stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

We Are Not Asking You for a Proxy and You Are Requested Not To Send Us a Proxy

This Information Statement is being furnished to the stockholders in connection with a the following action taken by the Board of Directors and approved by a majority of shareholders: (1) to authorize the Board of Directors to effect a reverse stock split of one-for-two hundred and fifty (1:250) (the "Reverse Stock Split"); and (2) to amend the Articles of Incorporation to authorize the Board of Directors, at its sole discretion, to carry out a forward or reverse split of the outstanding shares of authorized common stock of the corporation at any time without the need for a shareholder vote.

The Reverse Stock Split and authorization to amend the Articles of Incorporation of the corporation to allow the Board of Directors to authorize forward or reverse splits of the common stock of the corporation without further shareholder approval was approved by the Board of Directors on June 15, 2004 and was subsequently approved by a majority of shareholders on the same day. The Reverse Stock Split will not be effective until at least ten (10) days after GFY has filed the Definitive Information Statement and notified shareholders of this action.

This Information Statement will be mailed to our shareholders within the time periods required by Rules 14c-2 and 14c-5, in connection with the approval of the Reverse Stock Split and the Authorization to amend the Articles of Incorporation by a majority of GFY's shareholders entitled to take action.
Section 78.320 of the Nevada Revised Statutes allows any action that can be taken at an annual or special meeting of shareholders to be taken without a meeting, without prior notice and without a vote, if a majority of the holders of outstanding stock entitled to vote consent in writing. Common Stock is GFY's sole class of outstanding shares.

On June 15, 2004, 2 majority shareholders who collectively hold 50.4% of the outstanding voting Common Stock of GFY authorized by written consent, the Reverse Stock Split and the Authorization to amend the Articles of Incorporation of GFY Foods, Inc. There are currently 7,999,665,161 shares of GFY's Common Stock outstanding.

Accordingly, GFY has obtained all necessary corporate approvals in connection with the matters referred to in this statement, and furnishes this Information Statement solely for the purpose of informing stockholders, in the manner required under the Securities Act of 1934, as amended, of these corporate actions before they take effect.

GFY will pay the cost of preparing and sending out this Information Statement. It will be sent to shareholders via regular mail following the filing of a definitive Information Statement with the Securities and Exchange Commission on or after July 2, 2004.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

Shareholders are entitled to receive notice of this corporate action if they were shareholders of record at the close of business on July 2, 2004. On June 22, 2004, GFY had 7,999,665,161 shares of $0.001 par value Common Stock issued and outstanding. Each share is entitled to one vote per share on any matter which may properly come before the shareholders and there are no cumulative voting rights on any shares. Pursuant to applicable Nevada law, there are no dissenter's or appraisal rights relating to the matters outlined in this statement.

All matters to be voted on require an affirmative written vote of a majority of the issued and outstanding shares of GFY. GFY has received written consent of the Reverse Stock Split and the Authorization to Increase Shares from management and other major shareholders who hold, directly or indirectly, a majority of the outstanding shares as of the record date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of GFY's common stock as of June 22, 2004 by (i) all shareholders known to GFY to be beneficial owners of more than 5% of the outstanding Common Stock;
(ii) each director and executive officer; and (iii) all officers and directors of GFY as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. GFY had 7,999,665,161 shares issued and outstanding on June 22, 2004.

---------------------- ----------------------------- ------------------------- --------------
                       Name and Address of           Amount of Beneficial      Percent
Title of Class         Beneficial Owner              Ownership                 of Class
---------------------- ----------------------------- ------------------------- --------------
Common Stock           Edward Schwalb                3,805,000,000             47.56%
---------------------- ----------------------------- ------------------------- --------------
Common Stock           Shares of all directors and   3,805,000,000             47.56%
                       executive officers as a
                       group (1 persons)
---------------------- ----------------------------- ------------------------- --------------


         DIRECTORS AND EXECUTIVE OFFICERS

Name                     Age      Position
----                     ---      --------

Edward E. Schwalb        35       Chairman and President.
                                    Chief Financial Officer
                                    and Director since January 12, 2004.


Edward E. Schwalb, President/Director

Mr. Schwalb, age 35, has spent the past 19 years involved in every aspect of the restaurant industry. During the past five years he has primarily been a restaurant manager and owner/operator. Mr. Schwalb graduated with a degree in Psychology from Loyola University in Chicago in 1992. His restaurant experience in combination with his study of personal behavior has given him a strong base to manage employees and implement profitable growth strategies. In April 2003, he and his wife jointly formed GFY, Inc. They acquired a Frullati Cafe and Bakery franchise in Buffalo Grove, Illinois and increased the sales six-fold in their first three months of ownership. After the acquisition of GFY, Inc. by the Registrant, Mr. Schwalb has engineered the acquisition of two additional Frullati franchises. Mr. Schwalb was appointed to the Board and elected as the President of the Registrant on January 12, 2004. He remains the sole officer and director of the Registrant.

Board of Directors and Committees

         The Board of Directors meets during its fiscal year to review significant developments affecting GFY and to act on matters requiring board approval. GFY does not have any standing audit, nominating or compensation committees.

                             EXECUTIVE COMPENSATION

The following table sets forth in summary form all the compensation awarded to, earned by, or paid to our existing Directors and Executive Officers for the year ended March 31, 2004.

                                                              Other                   Securities             All
Name and                                                      Annual     Restricted   Underlying             Other
Principal                  Fiscal                             Compen-    Stock        Options/    LTIP       Compen-
Position                   Year       Salary      Bonus       sation     Awards       SARs        Payouts    sation
--------                   ----       ------      -----       ------     ------       ----        -------    ------
Edward Schwalb (1)         2004       $25,000/      0         $138,871     0           0           0           0
Chief Executive Officer,               month                     (2)      (3)
President, Chairman

(1) Edward Schwalb was appointed as the sole Board member and President on January 12, 2004.
(2) Under the terms of his employment contract, Mr. Schwalb is due a bonus for each acquisition made by GFY as a result of his introduction. In April 2004, GFY closed on an acquisition which will cause the accrual of a $70,000 bonus due to Mr. Schwalb.
(3) On January 16, 2004, Edward Schwalb entered into an employment agreement with GFY which included a clause to ensure that Mr. Schwalb maintained an ownership percentage in GFY of 70%. As a result of this clause, GFY issued to Mr. Schwalb a total of 1,270,000,000 shares of its restricted common stock. This stock was valued at $3,520,000 and is being amortized over the 60 month term of the employment agreement. The amount shown above represents the amortization of this value through March 31, 2004. In May of 2004, an additional 2,500,000,000 shares were issued to Mr. Schwalb. This stock was valued at par value of $2.5m and will be amortized over the remainder of Mr. Schwalb's employment contract.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

On January 16, 2004, GFY entered into an employment agreement with its President, Edward Schwalb. This agreement was amended on May 5, 2004. Under the terms of the agreement, as amended, GFY is to pay Mr. Schwalb a monthly salary of $25,000. Mr. Schwalb is also due a bonus of $70,000 for each acquisition that he initiates and the Registrant closes on during the term of the employment agreement. Further, the agreement states that Mr. Schwalb shall maintain an ownership position in GFY of no less than 70% of the outstanding shares of common stock. As of June 16, 2004, Mr. Schwalb owned 3,805,000,000 shares out of 7,999,665,161 shares outstanding, or 47.6% of the outstanding common stock. The term of this employment agreement is for five years ending on December 31, 2008.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2004.

             AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
                     TO EFFECTUATE A REVERSE STOCK SPLIT OF
              ONE-FOR-TWO HUNDRED AND FIFTY OF THE COMPANY'S ISSUED
                     AND OUTSTANDING SHARES OF COMMON STOCK

REVERSE STOCK SPLIT
-------------------

The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a reverse stock split of one-for-two hundred and fifty (the "Reverse Stock Split") of the Company's issued and outstanding shares of common stock. The Reverse Stock Split may be effectuated by the Board as soon as legally possible. The intent of the Reverse Stock Split is to decrease the number of outstanding authorized shares of the Common Stock of the Company.

A majority of shareholders have approved the Reverse Stock Split pursuant to the execution of a Written Consent of Shareholders. The Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or after to July 12, 2004, upon filing appropriate documentation with all applicable regulatory authorities and providing notice to shareholders.

Purpose and Effect of the Reverse Stock Split
---------------------------------------------

Effectuation of the Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 7,999,665,161 to 31,998,661. The number of authorized shares will remain the same.

The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "GFYF." On the Record Date, the reported closing price of the common stock on the OTC Bulletin Board was $0.0005 per share. Management intends to effectuate a Reverse Stock Split at a level of one-for-two hundred and fifty which it believes is sufficient to attain its goal of decreasing the number of shares outstanding of the Company's common stock. The reduction will allow for the Company to issue additional shares to effectuate acquisitions and to issue stock to consultants and others to assist the Company in moving forward with its business plan.

The Reverse Stock Split would have the following effects upon the number of shares of common stock outstanding (7,999,665,161 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The common stock will continue to be $0.001 par value common stock following any Reverse Stock Split, and the number of shares of common stock outstanding will be decreased. The following example is intended for illustrative purposes.

Reverse Stock              Common Stock              Authorized                 Common Stock Outstanding
Split                      Outstanding               Common Stock               After Reverse Split
-----                      -----------               ------------               -------------------

1 for 250                  7,999,665,161             8,000,000,000              31,998,660 (approximate)

At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

Federal Income Tax Consequences of the Reverse Stock Split
----------------------------------------------------------

The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

The reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code. No gain or loss will be recognized by the Company in connection with the Reverse Stock Split. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAXADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION
--------------------

The Board recommended approval of the Reverse Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto to the majority shareholders for approval.

AUTHORIZATION FOR THE SHAREHOLDERS TO GRANT THE BOARD OF DIRECTORS OF THE COMPANY AUTHORITY TO EFFECT A FORWARD OR REVERSE SPLIT OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK WITHOUT SHAREHOLDER APPROVAL

AUTHORIZATION TO DECREASE OR INCREASE SHARES
--------------------------------------------

The Board of Directors approved a resolution to request the majority of shareholders to approve a motion to allow the Articles of Incorporation of the Company to be amended to allow the Board of Directors to have the requisite authority by majority vote to effect a forward or reverse split of the outstanding common shares of the Company at any time in the future without requiring the approval of the majority of shareholders, nor requiring a notification to the shareholders other than by press release or through a filing with the Securities and Exchange Commission.

Purpose of the Authorization to Amend the Articles of Incorporation to allow the Board of Directors to effect a forward or reverse split of the Company's outstanding shares

The Board of Directors may from time to time have the need to increase or decrease the number of issued and outstanding authorized shares of common stock in order to adjust the trading price of the Company's shares, or to provide sufficient authorized but unissued shares to effectuate acquisitions, issue stock to consultants, issue stock to employees for services rendered or for other necessities. The ability for the Board to conduct this action without the need for shareholder approval may save the Company time and expense resulting from of shareholder mailings or the calling of shareholder's meetings. Further, with the electronic availability for information particularly via the Internet a mailing to shareholders may be deemed unnecessary.

BOARD RECOMMENDATION
--------------------

The Board recommended approval of the Authorization to Increase Shares, and each of the resolutions with respect thereto set forth in Exhibit B hereto to the majority shareholders for their approval.

By order of the Board of Directors
June 22, 2004

/s/ Edward E. Schwalb
-------------------------------
Edward E. Schwalb, Corporate Secretary


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